10f-3 Transactions Summary

Set forth below is a summary of the transactions made pursuant to the Funds' 10f-3 procedures for the period September 1, 2002 through August 31, 2003.

Fund

North Carolina Municipal Bond Fund
Security

Charlotte NC Convention Center Facility Project
Advisor

EIMCO

Transaction
 Date

1/10/2003

Cost

$6,140,924

Offering Purchase

5.325%

Broker

Banc of America Securities LLC
Underwriting
Syndicate
Members
Banc of America Securities LLC

Fund

North Carolina Municipal Bond Fund
Security

Charlotte NC Convention Center Facility Project
Advisor

EIMCO

Transaction
 Date

1/10/2003

Cost

$10,114,566

Offering Purchase

8.571%

Broker

Banc of America Securities LLC
Underwriting
Syndicate
Members
Wachovia Bank, National Association

Fund

North Carolina Municipal Bond Fund
Security

Charlotte NC Convention Center Facility Project
Advisor

EIMCO

Transaction
 Date

1/10/2003

Cost

$11,082,494

Offering Purchase

9.540%

Broker

Banc of America Securities LLC
Underwriting
Syndicate
Members
BB&T Capital Markets

Fund

North Carolina Municipal Bond Fund
Security
Charlotte Mecklenberg Hospital Authority
Advisor

EIMCO

Transaction
 Date

3/20/2003

Cost

$1,783,737

Offering Purchase

2.273%

Broker

Banc of America Securities LLC
Underwriting
Syndicate
Members
Banc of America Securities LLC

Fund

North Carolina Municipal Bond Fund
Security
Charlotte Mecklenberg Hospital Authority
Advisor

EIMCO

Transaction
 Date

3/20/2003

Cost

$1,664,467

Offering Purchase

2.107%

Broker

Banc of America Securities LLC
Underwriting
Syndicate
Members
Wachovia Securities, Inc.


Fund

North Carolina Municipal Bond Fund
Security
Charlotte Mecklenberg Hospital Authority
Advisor

EIMCO

Transaction
 Date

3/20/2003

Cost

$3,322,688

Offering Purchase

4.167%

Broker

Banc of America Securities LLC
Underwriting
Syndicate
Members
Salomon Smith Barney Inc.


Fund

North Carolina Municipal Bond Fund
Security
University of NC at Wilmington Gen Rev Bonds
Advisor

EIMCO

Transaction
 Date

4/2/2003

Cost

$1,052,760

Offering Purchase

3.33%

Broker

Legg Mason Wood Walker, Inc.
Underwriting
Syndicate
Members
Legg Mason Wood Walker, Inc.
Wachovia Bank, National Association


Fund

North Carolina Municipal Bond Fund
Security

Puerto Rico Highway and Transportation Authority
Advisor

EIMCO

Transaction
 Date

4/11/2003

Cost

$15,228,500

Offering Purchase

0.834%

Broker
Salomon Smith Barney Inc.
Underwriting
Syndicate
Members

Merrill Lynch, Pierce, Fenner & Smith Inc.


Fund

North Carolina Municipal Bond Fund
Security

Puerto Rico Highway and Transportation Authority
Advisor

EIMCO

Transaction
 Date

4/11/2003

Cost

$3,671,156

Offering Purchase

0.201%

Broker
Salomon Smith Barney Inc.
Underwriting
Syndicate
Members
Banc of America Securities LLC


Fund

North Carolina Municipal Bond Fund
Security

Union County NC Enterprise Systems Revenue Bonds
Advisor

EIMCO

Transaction
 Date

5/23/2003

Cost

$5,344,698

Offering Purchase

15.35%

Broker
Salomon Smith Barney Inc.
Underwriting
Syndicate
Members
Citigroup Global Markets Inc.
Legg Mason Wood Walker, Inc.
Wachovia Bank, National Association

Fund

North Carolina Municipal Bond Fund
Security
Union County NC Cert of Participation
Advisor

EIMCO

Transaction
 Date

6/13/2003

Cost

2,500,000.00

Offering Purchase
5.60%
Broker
BB&T Capital Markets
Underwriting
Syndicate
Members
BB&T Capital Markets
Legg Mason Wood Walker, Inc
Wachovia Securities, LLC

Fund

North Carolina Municipal Bond Fund
Security
Tobacco Settlement Financing Corp NY
Advisor

EIMCO

Transaction
 Date

6/13/2003

Cost

10,000,000.00

Offering Purchase

0.72%

Broker

Citigroup Global Markets, Inc
Underwriting
Syndicate
Members
J.P. Morgan Securities Inc.

Fund

North Carolina Municipal Bond Fund
Security

North Carolina Medical Care Commission Health Care Fac
Advisor

EIMCO

Transaction
 Date

6/30/2003

Cost

3,350,000.00

Offering Purchase

1.93%

Broker

Citigroup Global Markets, Inc
Underwriting
Syndicate
Members
Citigroup Global Markets, Inc

Fund

North Carolina Municipal Bond Fund
Security

North Carolina Medical Care Commission Health Care Fac
Advisor

EIMCO

Transaction
 Date

6/30/2003

Cost

4,825,000.00

Offering Purchase

2.77%

Broker

Citigroup Global Markets, Inc
Underwriting
Syndicate
Members
Banc of America Securities LLC
BB&T Capital Markets
Wachovia Securities, LLC


Fund

Georgia Municipal Bond Fund
Security

Housing Authority of the City of Athens, Georgia
Advisor

EIMCO

Transaction
 Date

12/12/2002

Cost

$1,212,882

Offering Purchase

1.150%

Broker
George K. Baum & Company

Fund

Georgia Municipal Bond Fund
Security
Children's Trust Tobacco Settlement
Advisor

EIMCO

Transaction
 Date

10/3/2002

Cost

$1,704,063

Offering Purchase

0.159%

Broker
Salomon Smith Barney Inc.
Underwriting
Syndicate
Members
Goldman, Sachs & Co.

Fund

Maryland Municipal Bond Fund
Security
Children's Trust Tobacco Settlement
Advisor

EIMCO

Transaction
 Date

10/3/2002

Cost

$1,217,188

Offering Purchase

0.114%

Broker
Salomon Smith Barney Inc.
Underwriting
UBS PaineWebber Inc.

Fund
Florida Muni Bond Fund
Security

Puerto Rico Electric Power Auth Ser NN
Advisor
EIMCO

Transaction
 Date

8/8/2003

Cost

$3,935,000

Offering Purchase

0.761%

Broker
Goldman, Sachs & Co.
Underwriting
Wachovia Capital Markets, LLC

Fund
Florida Muni Bond Fund
Security

Tobacco Settlement Financing Corp NY
Advisor
EIMCO

Transaction
 Date

6/13/2003

Cost

15,000,000.00

Offering Purchase

0.48%

Broker

Citigroup Global Markets, Inc
Underwriting
M.R. Beal & Company

Fund
Florida Muni Bond Fund
Security

Tobacco Settlement Financing Corp NY
Advisor
EIMCO

Transaction
 Date

6/13/2003

Cost

15,000,000.00

Offering Purchase

0.48%

Broker

Citigroup Global Markets, Inc
Underwriting
M.R. Beal & Company

Fund
Virginia Muni Bond Fund
Security

Tobacco Settlement Financing Corporation
Advisor

EIMCO

Transaction
 Date

8/15/2002

Cost

$2,418,750

Offering Purchase

0.144%

Broker
Salomon Smith Barney
Underwriting

Wachovia Bank, National Association

Fund

South Carolina Municipal Bond Fund
Security

Puerto Rico Highway and Transportation Authority
Advisor

EIMCO

Transaction
 Date

4/11/2003

Cost

$1,063,970

Offering Purchase

0.060%

Broker
Salomon Smith Barney
Underwriting

Wachovia Bank, National Association